Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,140.55
Total Offset Amount	0.00
Net Fee	$ 2,140.55